SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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CURRENT REPORT

     Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event report): August 14, 2001

     TIME WARNER TELECOM INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-30218	84-1500624
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

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10475 Park Meadows Drive
Littleton, Colorado
80124
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. 99.1 Time Warner Telecom Investor Presentation.

ITEM 9.	REGULATION AND DISCLOSURE

          Time Warner Telecom Inc. is meeting with investors on August 15, 2001. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.1.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By: /s/ Tina Davis

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Name: Tina Davis
Title: Vice President and Deputy General Counsel

Date: August 14, 2001

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EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Time Warner Telecom Investor Presentation

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